UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A


                       Transnational Financial Corporation
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             (Exact Name of Registrant as Specified in its Charter)


          California                            94-2964195
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  (State of incorporation               (I.R.S. Employer Identification No.)
      or organization)



301 Junipero Serra Blvd., Ste. 270, San Francisco, CA             94127
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  (Address of principal executive offices)                     (Zip Code)


      Title of each class                    Name of each exchange on which
      to be so registered                    each class is to be registered


Common Stock, without par value                    American Stock Exchange
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If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box:|X|

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box:|_|

Securities Act registration statement file number to which this form relates. 333-50657


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Securities to be registered pursuant to 12(g) of the Act:

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Item 1. Description Registrant's Securities to be Registered.

The Description of Securities contained in registrant's registration statement filed on Form SB-2, Commission File No. 333-50657, is hereby incorporated by reference.


Item 2. Exhibits

None



Registrant:           Transnational Financial Corporation.
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Date:                 June 4,  1998
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By:                   /s/ Joseph Kristul
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                      Joseph Kristul, President